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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934



                                  APRIL 9, 2003
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                Date of Report (Date of earliest event reported)



                            WOODHEAD INDUSTRIES, INC
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             (Exact name of registrant as specified in its charter)



    DELAWARE                          0-5971                        36-1982580
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(State or other              (Commission File Number)            (I.R.S Employer
 Jurisdiction of                                                 Identification
 Incorporation)                                                      Number)

                 3 Parkway North, Suite 550, Deerfield, IL  60035
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           (Address of principal executive offices)       (Zip Code)


                                  847-236-9300
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              (Registrant's telephone number, including area code)


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ITEM 5. OTHER EVENTS

Registrant's press release dated April 9, 2003 relating to the future of Aero-Motive Company, a wholly owned subsidiary of the Registrant, is filed herewith as Exhibit 99.1 and is incorporated herein by reference.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c) Exhibits.

Exhibit Number

99.1    Press release of Registrant dated April 9, 2003





SIGNATURE


Under the requirements of Section 13 or 15(d) of the Securities and Exchange Act of 1934 this report was signed on behalf of the Registrant by the authorized person below.




WOODHEAD INDUSTRIES, INC.

Date: April 22, 2003



BY: /s/ Robert H. Fisher
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Robert H. Fisher
Vice President, Finance and C.F.O.
(Principal Financial Officer)